Exhibit 10.3

Patent Implementation License Agreement

Between

Liu,Yen-Hung (“Licensor”)

And

Chengdu Skyherb Biotechnology Co., Ltd. (China) (“Licensee”)

June 6, 2020

Patent Implementation License Agreement

This patent implementation license agreement (“this Agreement”) is executed in [    ] on June 6, 2021 by and between:

(1) Liu,Yen-Hung (“Licensor”);

(2) Chengdu Skyherb Biotechnology Co., Ltd. (China) (“Licensee”), a limited liability company duly incorporated on June 5, 2020 under laws of China and validly existing.

Whereas:

Licensor is the legal and exclusive applicant for and approved owner of the licensed patent as stated in the annex to this agreement, and Licensor desires to license to Licensee and Licensee desires to obtain from Licensor the rights to apply for and implement the licensed patent under the terms and conditions hereunder.

Now therefore, both parties hereby agree as follows:

1. Definitions

Unless specified otherwise herein, the following terms shall have the meaning as defined below:

1.1	Licensed Patent: means the patent owned by Licensor as stated in the annex hereto.

1.2	Implementation of Licensed Patent: with respect to utility model patents, includes manufacturing, use, sales and promised sales, and import of patented products for purpose of production operation, or any activity acquiring products by use of patented method and use, sales and promised sales, and import of products directly acquired by means of the patented method; with respect to appearance design patents, includes activities manufacturing, selling and importing products under appearance design patent for purpose of production operation.

1.3	Affiliated Party: with respect to any person, means any person, company, partnership, association or other entity or organization which, directly or indirectly, controls, is controlled by or under common control of such person (here, “control” means having the right to decide its operation management).

1.4	Technical improvement and development: means any new improvement and development to the patented technology as licensed based on the licensed patent.

2. Grant of license

2.1	Licensor hereby licenses to Licensee the right to apply for and implement the licensed patent, on a non-exclusive basis;

2.2	Licensor agrees that, Licensee may sub-license third party the right to apply for and implement the licensed patent under the terms and conditions herein.

2.3	Licensee agrees that, Licensor has the right to continue implementing the licensed patent as licensed to Licensee, or license any third party to implement the licensed patent.

2.4	Both parties agree the license is valid around the globe (“Territory”).

3. Term of license

3.1	Both parties agree that, the license for each patent shall be valid as long as the patent is valid, and be terminated upon expiration of the patent.

4. Representations the Warranties

4.1	Each party represents and warrants that,

4.1.1	it has been duly registered and effectively exists under the laws of the jurisdiction where it operates, and has the necessary authority and authorization to (i) possess, lease and operate its assets, and operate the business as stated on its operating license and Articles of Association; and (ii) execute, deliver and perform this Agreement;

4.1.2	it has carried out all necessary corporate actions and all contents, approvals, authorizations and permits as required for execution, delivery and performance hereof (except specified otherwise herein) so as to execute, deliver and perform this Agreement. If the other party has the right to execute, deliver and perform this Agreement, this Agreement shall constitute its legal, effective and binding obligations exercisable under the terms and conditions herein. In addition, the execution, delivery and performance hereof are not in breach of (i) its Articles of Association; (ii) its obligations under any other contract; or (iii) any law currently in effect in the jurisdiction where it has been registered.

4.2	Licensor warrants to Licensee that,

4.2.1	it is the legal owner of the licensed patent, and the licensed patent has been duly and legally registered at the patent office, and it has obtained all necessary approvals and handled all registration formalities;

4.2.2	it has the right to license to Licensee the right to implement licensed patent, and there is no claim arising from use of licensed patent or third-party registration, announcement or claim for licensed patent within any jurisdiction where Licensee conducts production, operation and sales related to licensed patent;

4.2.3	before execution hereof and within the term hereof, there is or will not any termination or revocation of registration of licensed patent and relevant rights in it by the patent office or any other related authorities;

4.2.4	it will pay related charges to maintain validity of licensed patent.

4.3	Licensee warrants to Licensor that, it has all conditions necessary for implementation of licensed patent.

5. Maintenance and Improvement of Licensed Patent and Technical Service

5.1	Licensor shall pay annual fee for licensed patent as scheduled to maintain validity of licensed patent.

5.2	Any technical improvement and development to licensed patent made by Licensee shall be owned by Licensee.

5.3	Where necessary for implementation of licensed patent, and on Licensee’s demand at any time, Licensor shall provide technical training on licensed patent for the staff assigned by Licensee, all on Licensee’s cost.

6. Validity and Termination

6.1	This Agreement takes effect on the date of signature by both parties, through the date of implementation of licensed patent by Licensee, and remains fully effective within term of licensed patent till termination under the terms and conditions herein.

6.2	This Agreement may be terminated:

6.2.1	under written agreement between both parties;

6.2.2	upon expiration of 30 days of written notification from observing party in case that either party breaches any of its representations and warranties hereunder, and fails to correct such breach even within 30 days of the notification;

6.2.3	in case that either party becomes bankrupt or insolvent, is liquidated, or shuts down;

6.2.4	when Licensor is no longer the owner of licensed patent.

7. Force Majeure

7.1	In case that either party fails to perform or delays in performance of its obligations hereunder due to force majeure, it shall be exempt from default liability.

7.2	For purpose of this Agreement, force majeure includes:

7.2.1	earthquake, calamities, and fire;

7.2.2	war, strike and political turmoil;

7.2.3	any other affair not attributed to defaulting party and unpredictable upon execution hereof.

7.3	Defaulting party shall, within 5 business days of occurrence of force majeure, notify the other party of related information, and shall be liable for any loss incurred to the other party due to its failure to do so.

7.4	Upon end of force majeure, the defaulting party shall make every effort to continue performing its obligations hereunder.

8. Governing Law and Dispute Settlement

8.1	This Agreement is governed by and interpreted in accordance with the laws of China.

8.2	Any dispute arising from or in connection with this Agreement shall be settled by both parties through amicable negotiation. In case that related dispute fails to be settled through negotiation within 60 days of its occurrence, either party may file it to the court with jurisdiction for lawsuit.

9. Notice

9.1	Any notice or other communication made to either party under or in accordance with this Agreement shall delivered to the party at the address or facsimile number by post, via fax or in person (including express service).

10. Miscellaneous

10.1	This Agreement is the sole agreement concluded between both parties hereto for the subject matter hereunder, and supersedes all agreements entered into previously for this purpose. Without prior written consent of both parties, this Agreement shall not be amended nor terminated.

10.2	Without prior written approval of the other party, neither party shall transfer this Agreement or its rights and interests or liabilities and obligations hereunder.

10.3	Any representations and warranties made by each party hereunder shall survive the termination of this Agreement, unless agreed otherwise in writing by both parties.

10.4	This Agreement is written in Chinese. In case of any discrepancy between the Chinese version and any other version in any other language, the former shall govern.

10.5	This Agreement is executed in two counterparts, and each has equal legal force.

(End of Body)

In witness whereof, each party has made its duly authorized representative sign this Agreement on the date first stated above.

Licensor: Liu,Yen-Hung

Signed by (legal or authorized representative):

Name

Title

Licensee: Chengdu Skyherb Biotechnology Co., Ltd. (China)

Signed by (legal or authorized representative):

Name

Title

Appendix

Licensed Patents

No.	Type of Patent	Name of Patent	Location of Registration	Patent No.	Date of Application	Date of License Announcement
1.	Utility model	Cordyceps sinensis cultivation device with customized multiple dedicated	Taiwan	UM No. M540473	Term of patent:
2.	Utility model	Mobile type cultivation box storage device of fungi cultivation having cancer cell inhibition function	Taiwan	UM No. M543537	Term of patent:
3.	Utility model	Environmentally-controlled cultivation device	Taiwan	UM No. M540472	Term of patent: